Exhibit 10.20

                               PURCHASE AGREEMENT

         This Purchase Agreement (the "Agreement"), dated as of March 7, 2005, is entered into by and among Specialized Health Products International, Inc. (the "Company"), Galen Partners III, L.P. ("Galen Partners"), Galen Partners International III, L.P. ("Galen International"), and Galen Employee Fund III, L.P. ("Galen Employee," and together with Galen Partners and Galen International, the "Galen Funds").

                                    RECITALS


         A. The Galen Funds are willing to purchase convertible promissory notes in the aggregate principal amount of $1,000,000 (the "Convertible Notes") upon the request of the Company made at any time between March 31, 2005 and September 30, 2005 (the "Option Period") and under the circumstances described herein.


         B. The Company is willing to sell to the Galen Funds the Convertible Notes under the circumstances described herein, and as consideration for agreement of the Galen Funds to purchase the Convertible Notes, the Company will issue to the Galen Funds warrants (the "Warrants") to purchase an aggregate of 40,000 shares of common stock, par value $0.02 per share ("Common Stock").

         C. At the sole election of the Company, which election must be made on or before September 30, 2005, the Option Period may be extended through March 31, 2006 in consideration for the Company issuing to the Galen Funds Warrants to purchase an aggregate of an additional 40,000 shares of Common Stock.

         In consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
               PURCHASE AND SALE OF CONVERTIBLE NOTES AND WARRANTS

         1.1 Purchase and Sale of Convertible Notes and Warrants.

         (a) At any time during the Option Period, the Company may, at its sole option, elect to require the Galen Funds to purchase all but not less than all of the Convertible Notes. The notice provided by the Company to the Galen Funds (the "Purchase Notice") shall set forth the date of such purchase of Convertible Notes (the "Purchase Date"), which date shall not be less than twenty (20) business days after the date of the Purchase Notice.

         (b) Upon delivery or receipt of the Purchase Notice, each of Galen Partners, Galen International and Galen Employee jointly and severally agrees to purchase from the Company on the Purchase Date the Convertible Notes for an aggregate purchase price equal to $1,000,000 (the "Purchase Price"). On the Purchase Date, the Galen Funds shall pay the Purchase Price to the Company by wire transfer of immediately available funds, and the Company shall issue to the Galen Funds the Convertible Notes, which shall be in the form of Exhibit A attached hereto.

         (c) As consideration for the agreement by the Galen Funds to purchase the Convertible Notes, on the date hereof the Company shall issue the Warrants to the Galen Funds, such Warrants to be in the form of Exhibit B attached hereto. In addition, on the date hereof, the parties agree to execute and deliver Amendment No. 2 to Investors' Rights Agreement (the "Amendment"), which shall be in the form of Exhibit C attached hereto.

         (d) By written notice to the Galen Partners on or before September 30, 2005, the Option Period may be extended through March 31, 2006 (the "Extension Notice"). As consideration for the extension of the Option Period, the Company shall issue to the Galen Funds Warrants in the form of Exhibit B for an aggregate of an additional 40,000 shares of Common Stock. The additional 40,000 Warrants shall be delivered to the Galen Funds with the Extension Notice.

         1.2 Conditions to Closing. The obligation of the Galen Funds to purchase the Convertible Notes pursuant to this Agreement on the Purchase Date is subject to the satisfaction of the following conditions:

         (a) The representations and warranties made by the Company herein shall have been true and correct when made and shall be true and correct on and as of the Purchase Date with the same force and effect as though made on and as of the Purchase Date, except for representations and warranties that are made as of a specific date which shall only be required to be true and correct as of such date.

         (b) All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Purchase Date shall have been performed or complied with and the Company shall not be in default in the performance of or compliance with any provision of this Agreement.

         (c) All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Convertible Notes pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF THE GALEN FUNDS

         Each of the Galen Funds hereby represents and warrants to the Company as follows:

         2.1 Authority. Each Galen Fund has full power and authority to enter into and to perform this Agreement and the Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby.

         2.2 Organization. Each Galen Fund is validly existing and in good standing under the laws of the jurisdiction of its organization, and the consummation of the transactions contemplated hereby will not result in a violation of its limited partnership agreement or other organizing documents.

         2.3 Enforceability. This Agreement and the Amendment have been duly authorized, executed and delivered by each Galen Fund and constitute legal, valid and binding obligations of each Galen Fund, enforceable in accordance with their terms.

         2.4 Accredited Investor. Each Galen Fund is, and will be on the date of any transfer contemplated hereby, an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended.

         2.5 Access to Information. Each Galen Fund has had access to the Company's last annual report on Form 10-KSB and all subsequent filings by the Company with the Securities and Exchange Commission and any and all other information concerning the Company that each such Galen Fund and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision to enter into this Agreement, each Galen Fund and its advisors have relied solely upon this Agreement, the exhibits hereto and their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder (other than as expressly provided herein, and in the Amendment, the Convertible Notes and the Warrants) and understand that the particular tax consequences arising from this investment in the Company will depend upon the individual circumstances of each Galen Fund.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each of the Galen Funds as follows:

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

         3.1 Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it does business, except where the failure to be so qualified would not have a material adverse effect on the business, assets, financial condition, income or prospects of the Company (a "Material Adverse Effect").

         3.2 Corporate Power. The Company has all necessary corporate power and authority to enter into and perform this Agreement and the Amendment, to issue and sell the Convertible Notes and the Warrants, to own all the properties owned by it and to carry on the business now conducted or presently proposed to be conducted by it. The Company has taken all corporate action necessary to authorize this Agreement, the Amendment and the issuance of the Convertible Notes and the Warrants to be issued and sold hereunder and to reserve all shares of Common Stock issuable upon conversion of the Convertible Notes and upon exercise of the Warrants.

         3.3 Enforceability. This Agreement and the Amendment have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms. The execution, delivery and performance by the Company of this Agreement and the Amendment and the issuance and sale of the Convertible Notes and the Warrants will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under (i) any term or provision of any federal, state, local or foreign law, statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation or any final order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing,
(ii) the Company's certificate of incorporation or by-laws, or (iii) any contractual obligation to which the Company or any of its subsidiaries is a party or by which it is bound. The Convertible Notes, when executed and delivered against payment therefore as provided in this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms. The shares of Common Stock issuable upon conversion of the Convertible Notes and upon exercise of the Warrants, in each case in accordance with the terms of the Convertible Notes and the Warrants, as the case may be, will be validly issued, fully paid and nonassessable and subject to no lien or restriction on transfer, except restrictions on transfer imposed by the Investors' Rights Agreement (as amended by the Amendment) and applicable securities laws.

         3.4 Financial Statements. The Galen Funds have been furnished with complete and correct copies of the following financial statements of the Company (the "Financial Statements"): (a) the audited consolidated balance sheet of the Company as of December 31, 2003 together with the related consolidated statements of operations, retained earnings and cash flows for the twelve-month period then ended, and (b) the unaudited consolidated balance sheet of the Company as of December 31, 2004 (the "Balance Sheet Date") together with the related consolidated statements of operations, cash flows and stockholders' equity for the twelve-month period then ended. The Financial Statements have been prepared in accordance with GAAP consistently applied and fairly and accurately present the financial condition of the Company and its subsidiaries at the date thereof and the results of its operations for the period covered thereby. All the books, records and accounts of the Company and its subsidiaries are accurate and complete, are in accordance with good business practice and all laws, regulations and rules applicable to the Company and its subsidiaries and the conduct of their business and accurately present and reflect all of the transactions described therein.

         3.5 Outstanding Debt; Absence of Liabilities. Neither the Company nor any of its subsidiaries (i) has any outstanding indebtedness for borrowed money except as reflected in the Financial Statements and (ii) except as reflected, is a guarantor or otherwise contingently liable on such indebtedness of any other person or entity. Except as set forth in Schedule 3.5, neither the Company nor any of its subsidiaries has any material liabilities or obligations, contingent or otherwise, which are not reflected or provided for in the Financial Statements.

         3.6 Changes in Condition. Since the Balance Sheet Date, there have occurred no event or events that, individually or in the aggregate, have caused or are reasonably likely to cause a Material Adverse Effect. Since the Balance Sheet Date, neither the Company nor any of its subsidiaries has (a) declared any dividend or other distribution on any shares of its capital stock, (b) made any payment (other than compensation to its directors, officers and employees at rates in effect prior to the Balance Sheet Date or for bonuses accrued in accordance with normal practice prior to the Balance Sheet Date) to any of its affiliates, (c) increased the compensation, including bonuses, payable or to be payable to any of its directors, officers, employees or affiliates, or (d) entered into any material contractual obligation, or entered into or performed any other transaction, not in the ordinary and usual course of business and consistent with past practice, other than as specifically contemplated by this Agreement.

                                   ARTICLE IV
                                    COVENANTS

         4.1 Existence. The Company shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence in good standing.

         4.2 Payment of Obligations. The Company shall punctually pay or cause to be paid when due all amounts that become due and owing under the Convertible Notes (following their issuance), in strict conformity with the respective terms thereof, and faithfully observe and perform all of the conditions, covenants and requirements of this Agreement, the Amendment, the Convertible Notes and the Warrants. Neither the Company nor any subsidiary of the Company shall incur any indebtedness of an aggregate of $500,000 or more without the prior written consent of the Galen Funds.

         4.3 Notices. The Company will notify the Galen Funds promptly as provided in Section 5.6 below of the occurrence of any event or events which have caused or are reasonably likely to cause the termination of this Agreement pursuant to Section 5.1.

         4.4 Further Assurances. The Company will execute and deliver to the Galen Funds all such documents and instruments and do all such other acts as may be reasonably required by the Galen Funds to enable the Galen Funds to exercise, perfect and enforce their respective rights under this Agreement, the Amendment, the Convertible Notes and the Warrants.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Termination. This Agreement, including without limitation, the obligation of the Galen Funds to purchase the Convertible Notes, shall terminate on September 30, 2005, unless the extension right is exercised by the Company in which case the obligation of the Galen Funds to purchase the Convertible Notes shall terminate on March 31, 2006.

         5.2 Entire Agreement. This Agreement, together with the Amendment, the Convertible Notes (if issued) and the Warrants, contains the entire agreement of the parties with respect to the matter addressed herein and supersedes any prior agreements among them, whether oral or written.

         5.3 Amendments. Any amendment to this Agreement shall be made in writing and signed by all parties hereto.

         5.4 Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Galen Funds may not assign or transfer their rights hereunder or any interest herein or delegate their duties hereunder without the prior written consent of the Company.

         5.5 Waivers. A waiver by one party of any breach of or failure to comply with any provision of this Agreement by the other party shall not be construed as a waiver of any other provision, or a waiver of a breach of any other provision, of this Agreement. No delay or omission by a party in exercising any right under this Agreement shall operate as a waiver of that or any other right.

         5.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective (i) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (iv) upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), if delivered by facsimile or other electronic transmission, and shall be addressed to such party at its address appearing on the signature page hereto, or at such other address as may be designated in writing to the other parties.

         5.7 Expenses. The Company will bear its own expenses and legal fees incurred on its behalf with respect to this Agreement, the Amendment and the transactions contemplated hereby. The Company agrees to pay the fees, expenses and disbursements of the Galen Funds, including those of Ropes & Gray LLP, counsel for the Galen Funds, with respect to the services rendered in connection with the transactions contemplated by this Agreement, up to a maximum of $10,000.

         5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law. The Company and each of the Galen Funds hereby irrevocably agree that any suit, action, proceeding or claim against it arising out of or in any way relating to this Agreement or any of the Convertible Notes or Warrants, or any judgment entered by any court in respect thereof, shall be brought or enforced in the state or federal courts located in New York, New York, and the Company and each of the Galen Funds hereby irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the venue of any proceeding brought in New York, New York and further irrevocably waive any claims that any such proceeding has been brought in an inconvenient forum. All parties acknowledge that they participated in the negotiation and drafting of this Agreement, the Amendment, the Convertible Notes and the Warrants and that, accordingly, no party shall move or petition a court construing any such document to construe it more stringently against one party than against any other.

         5.9 Severability. If any provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.

         5.10 Counterparts. This Agreement may be executed in any number of counterparts and by facsimile transmission (which facsimile signatures shall be considered original executed counterparts), each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of the other parties.

                          (signatures begin next page)

         IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement as of the date set forth in the first paragraph hereof.


                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

                                 By:_______________________________________
                                 Name: Jeffrey M. Soinski
                                 Title: President & CEO
                                 Address: 585 West 500 South
                                          Salt Lake City, Utah 84010

                                 GALEN PARTNERS III, L.P.
                                 GALEN PARTNERS INTERNATIONAL III, L.P.
                                 By:  CLAUDIUS, L.L.C., its general partner

                                 By: ______________________________________
                                 Name:
                                 Title:
                                 Address: c/o Galen Associates
                                          610 Fifth Avenue
                                          New York, New York 10020

                                 GALEN EMPLOYEE FUND III, L.P.
                                 By:  WESSON ENTERPRISES, INC.,
                                      its general partner

                                 By: ______________________________________
                                 Name:
                                 Title:
                                 Address: c/o Galen Associates
                                          610 Fifth Avenue
                                          New York, New York 10020

                                                                       EXHIBIT A

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER.

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                           CONVERTIBLE PROMISSORY NOTE

$________________                                           _______________,____

Specialized Health Products International, Inc., a Delaware corporation (the "Company"), for value received, promises to pay to ______________________ or its permitted assigns (the "Holder") the principal sum of $______________ plus simple interest thereon from the date of this Note until paid at a rate per annum equal to twelve percent (12.0%). Interest on this Note will be payable semiannually on each July 1 and January 1 for so long as this Note remains outstanding. This Note is being issued and delivered pursuant to that certain Purchase Agreement, dated as of March 7, 2005 (the "Purchase Agreement"), by and among the Company, Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P.
This Note will automatically mature and the entire outstanding principal amount, together with accrued interest, shall become due and payable on the third anniversary of the date hereof, unless prior to such date this Note is converted into shares of the Company's Common Stock pursuant to Section 1 hereof. Payments of both principal and interest are to be made at the address of the Holder for the receipt of notices pursuant to Section 8(e), or at such other place as the Holder shall designate to the Company in writing, in lawful money of the United States of America. Interest on this Note shall be computed on the basis of a 365-day year and actual days elapsed.
The Company may prepay all or any portion of the outstanding principal amount of this Note at any time without penalty upon not less than five (5) business days' notice to the Holder. The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:
         1. Optional Conversion of Note. The entire outstanding principal amount due on this Note may, at the Holder's option be converted into fully paid and nonassessable shares of Common Stock of the Company. The number of shares of Common Stock to be issued upon such conversion (the "Conversion") shall be equal to the quotient obtained by dividing the entire outstanding principal amount due on this Note by the Conversion Price (as defined below). For purposes of this Note, the "Conversion Price" shall mean 110% of the Company's average closing share price for Common Stock as reported on NASDAQ or the OTC Bulletin Board for the twenty (20) consecutive trading days prior to the date of issuance of this Note (subject to adjustment as provided in Section 2 below).

         2. Mechanics of Conversion.

         (a) Notice of Conversion. The Holder shall give written notice to the Company of its election to convert this Note and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The effective date of the Conversion shall be the date such notice is received by the Company pursuant to Section 8(e) below.

         (b) No Fractional Shares Upon Conversion. No fractional shares of Common Stock shall be issued upon Conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price.

         (c) Stock Certificates. At such time after the Conversion as Holder presents this Note to the Company, the Company shall issue and deliver to the

Holder at the address listed below for receipt of notices, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which it shall be entitled as aforesaid.

         (d) Payment of Interest. Promptly (and in any event within five days) following the effective date of the Conversion, the Company shall pay to the Holder all interest accrued on the date through and including the effective date of the Conversion at the address listed below for receipt of notices.

         (e) Adjustment of Conversion Price. The Conversion Price is subject to adjustment from time to time as set forth in this Section 2(e). Upon each adjustment pursuant to this Section 2(e), the Holder shall thereafter be entitled to acquire upon Conversion the adjusted number of shares of Common Stock at such new Conversion Price.

                  (i) If the Company at any time while this Note or any portion hereof remains outstanding shall split, subdivide or combine the Common Stock, then the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment made pursuant to this subsection shall become effective immediately after the effective date of a split, subdivision or combination.

                  (ii) If while this Note or any portion hereof remains outstanding, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall become entitled to receive, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Note shall represent the right to acquire upon Conversion, in addition to the number of shares of Common Stock issuable upon Conversion and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such Holder would hold upon Conversion had it been the holder of record of the Common Stock issuable upon Conversion on the date hereof and had thereafter, during the period from the date hereof to and including the date of such Conversion, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 2(e).

                  (iii) If the Company, at any time while this Note or any portion hereof remains outstanding by reclassification of securities or otherwise, shall change any of the Common Stock as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire upon Conversion of this Note such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that is subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 2(e).

                  (iv) If at any time while this Note or any portion hereof is outstanding there shall be in one or a series of transactions (A) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (B) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (C) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon Conversion of this Note, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon Conversion of this Note would have been entitled to receive in such reorganization, merger, consolidation, sale or transfer if the Holder had converted this Note immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2(e). The foregoing provisions of this subsection shall similarly apply to successive reorganizations, mergers, consolidations, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon Conversion of this Note. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

         3. Prohibition on Distributions. The Company shall not declare or pay any dividends or otherwise make any distributions to its shareholders (other than dividends payable solely in shares of Common Stock) without the consent of the Holder. Notwithstanding the foregoing, the Company shall not be prohibited from paying reasonable salary and bonuses to its shareholder employees.

         4. Charges, Taxes and Expenses. Issuance of a certificate or certificates for shares of Common Stock upon the Conversion of this Note shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

         5. No Rights as Stockholder. This Note does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company prior to the Conversion.

         6. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Note which shall carry the same rights to interest carried by this Note, stating that such Note is issued in replacement of this Note, and this Note is cancelled, making reference to original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

         7. Events of Default.

         (a) The occurrence of any of the following shall constitute an "Event of Default" under this Note:

                  (i) The Company shall have failed to make any payments when due of principal, interest or other costs, expenses or charges required under this Note (and such failure shall not have been cured within five (5) days' after notice is given by the Holder of such failure).

                  (ii) The Company shall have failed to comply with any other provisions of this Note (and such failure shall not have been cured within five
(5) days' after notice is given by the Holder of such failure).

                  (iii) Any material representation or warranty of the Company made in the Purchase Agreement shall have been false or incorrect on the date on or as of which made.

                  (iv) The Company or any subsidiary of the Company shall have incurred an aggregate of $500,000 or more of indebtedness from one or more sources.

                  (v) The Company shall have issued in one or more transactions shares of Common Stock (or securities convertible into Common Stock) or other shares of capital stock of the Company representing greater than 5% of the voting power of the Company's outstanding capital stock, including in connection with any acquisition transaction, but excluding any shares issued or issuable under the Company's option plans in existence on the date of issuance of this Note to directors, officers and employees of the Company or, if such issued capital stock represents less than 5% of the voting power of the Company's outstanding capital stock, the Company shall have raised net proceeds of at least $5.0 million from such issuance or issuances.

                  (vi) The Company or any subsidiary of the Company shall have
(A) applied for or consented to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (B) made a general assignment for the benefit of any of its creditors,
(C) resolved to be dissolved or liquidated in full or in part, (D) commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (E) taken any action for the purpose of effecting any of the foregoing.

                  (vii) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or a subsidiary of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any subsidiary of the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall have commenced and an order for relief entered or such proceeding shall have not been dismissed or discharged within sixty (60) days of commencement.

                  (viii) A transaction constituting a Change of Control (as defined below) shall have been consummated. A "Change of Control" shall mean (A) any sale of stock, capital reorganization, consolidation, merger or sale of assets as a result of which or in connection with which a person, corporation or other entity (other than holders of the Company's capital stock immediately prior to such reorganization, consolidation, merger or sale or any affiliate or affiliates of such holders (collectively, the "Affiliated Stockholders")) acquires (x) beneficial ownership of more than 50% of the voting equity securities of the Company or (y) all or substantially all of the assets and properties of the Company as an entirety, or (B) a consolidation or merger of the Company with or into any other entity as a result of which more than 50% of the capital stock of the Company outstanding immediately after the effective date of such consolidation or merger is owned of record or beneficially by persons other than the Affiliated Stockholders.

                  (ix) A default (as defined in any instrument evidencing or under which the Company or any subsidiary has outstanding at the time any indebtedness for money borrowed in excess of $500,000 in aggregate principal amount) shall have occurred and as a result thereof the maturity of any such indebtedness shall have been accelerated so that the same shall have become due and payable prior to the date on which the same would have otherwise become due and payable and such acceleration shall not have been rescinded or annulled within thirty (30) days.

                  (x) A final judgment for the payment of money in excess of $500,000 shall have been rendered against the Company or a subsidiary of the Company and the same shall remain undischarged for a period of sixty (60) days during which execution shall not have been effectively stayed.
        (b) Rights of Holder Upon Event of Default. Upon the occurrence or existence of any Event of Default, Holder, by delivery of written notice to the Company, may declare all principal and accrued and unpaid interest then due on this Note to be immediately due and payable without presentment, demand, protest or any further notice of any kind, all of which are hereby expressly waived. After maturity of this Note (whether by demand, acceleration or otherwise), this Note shall bear interest at a rate per annum equal to fourteen percent (14%); provided, however, if the interest rate would exceed the maximum amount permitted by applicable law to be charged by the Holder, the interest shall be reduced to such maximum permissible amount.

         8. Miscellaneous.

         (a) Reservation of Stock. The Company covenants that the Company will at all times reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Common Stock upon the Conversion of this Note and, from time to time, will take all steps necessary to amend its charter to provide sufficient reserves of shares of Common Stock issuable upon conversion of this Note. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Note, upon exercise as set forth herein, will be free from all taxes, liens and charges in respect of the issuance thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         (b) Issue Date. The provisions of this Note shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the earlier of the date hereof or the date of issuance of any Note for which this Note is issued in replacement. This Note shall be binding upon any successors or assigns of the Company.

         (c) Restrictions. The Holder acknowledges that the shares of Common Stock acquired upon the conversion of this Note will be subject to restrictions upon its resale imposed by state and federal securities laws.

         (d) Assignment. Neither this Note nor any of the shares of Common Stock issuable upon conversion of this Note may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements thereunder and in compliance with applicable state securities laws.

         (e) Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be effective (i) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (iv) upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), if delivered by facsimile or electronic transmission, and shall be addressed (A) to the Holder, c/o Galen Partners, 610 Fifth Avenue, New York, New York 10020, and
(B) to the Company, at the address of its principal corporate offices,
Attention: Chief Executive Officer, or at such other address as may be designated in writing to the other party.

         (f) Enforcement. The Company shall pay all reasonable fees and expenses, including reasonable attorney's fees, incurred by the Holder in the enforcement in any of the Company's obligations hereunder not performed when due.

         (g) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

         IN WITNESS WHEREOF, Specialized Health Products International, Inc. has caused this Convertible Promissory Note to be executed by its officer thereunto duly authorized.

                                SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.


                                By:__________________________________________
                                   Name: Jeffrey M. Soinski
                                   Title: President & CEO

                                                                       EXHIBIT B

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER.


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                              COMMON STOCK WARRANT

No. ___                                                 Void after March 7, 2008


THIS CERTIFIES THAT, for value received, _______________________ (the "Holder") is entitled to subscribe for and purchase such number of fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "Shares") of the Common Stock (the "Common Stock"), of Specialized Health Products International, Inc., a Delaware corporation (the "Company"), as is set forth in
Section 1(b) below, at the price of $0.02 per Share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is being issued and delivered pursuant to that certain Purchase Agreement, dated as of March 7, 2005 (the "Purchase Agreement"), by and among the Company, Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P.
1. Method of Exercise; Payment.

(a) Exercise. This Warrant shall be exercisable in whole or in part from and after 5:00 p.m., Eastern Time on March 7, 2005 and shall expire and shall no longer be exercisable at any time after 5:00 p.m, Eastern Time on March 7, 2008.

                  (b) Number of Shares. The number of Shares purchasable under this Warrant shall be ____________.

                  (c) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the "Notice of Exercise" form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                  (d) Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

                  Where  X    =    the number of the Shares to be issued to the
                                   Holder.
                         Y    =    the number of the Shares purchasable under
                                   this Warrant (without regard to the net issue exercise provisions of this Section l(d)) or, if only a portion of the Warrant is exercised, the portion of the Warrant being canceled (at the date of such calculation).

                         A    =    the fair market value of one share of the
                                   Shares (at the date of such calculation).

                         B    =    the Exercise Price (as adjusted to the date
                                   of such calculation).

         (e) Fair Market Value. For purposes of this Warrant, the per share "fair market value" of the Shares shall mean:

                  (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of such Common Stock as quoted on the Nasdaq stock market or the principal exchange on which the Common Stock is listed for the 20 trading days prior to the date of exercise of this Warrant, or if not so listed then the fair market value shall be the average of the last reported sale prices of the Common Stock for each of the 20 trading days prior to the date of exercise of this Warrant (or the average closing bid and asked prices of the Common Stock for each such day if no sale is made on such day), in each case as published in The Wall Street Journal; or

                  (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof); provided that if the Holder does not approve such determination by the Board of Directors, the fair market value shall be determined based on earnings and book value and other appropriate items in accordance with the following procedures:

                           (A) the Holder will recommend three qualified,
independent appraisers to the Company;

                           (B) the Company will select and compensate one of the
three appraisers to determine a value;

                           (C) if either the Holder or the Company is
dissatisfied with the value determined by the first appraiser, that Person may designate and compensate an appraiser of its choice to determine a second value;

                           (D) if the second value is within 10% of the first
value or if the Holder and the Company agree, the average of the two values will be the "fair market value";

                           (E) if the second value is not within 10% of the
first value, and if either the Holder or the Company is dissatisfied with the second value, that Person may designate and compensate an appraiser of its choice to determine a third value;

                           (F) the average of the two values that are nearest
will be the "fair market value".

         (f) Stock Certificates. Promptly upon receipt of a Notice of Exercise, the Company will issue and deliver such Common Stock under this Warrant. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within five (5) days and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

         2. Stock Fully Paid. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be duly and validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         3. Adjustment to the Number of Shares Issuable and/or the Exercise Price. The number of Shares issuable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as set forth in this

Section 3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter be entitled to purchase the adjusted number of shares of Common Stock at such new Exercise Price.

         (a) If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the Common Stock, then (i) the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a split or subdivision or (ii) the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment made pursuant to this
Section 3(a) shall become effective immediately after the effective date of a split, subdivision or combination.

         (b) If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of Common Stock receivable upon exercise of this Warrant and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

         (c) If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the Common Stock as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that is subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

         (d) If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be in one or a series of transactions (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

         (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. In no event shall the Exercise Price be decreased below the par value of the Common Stock. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (f) Any determination that the Company or the Board of Directors must make pursuant to this Section 3 shall be conclusive if made in good faith.

         4. Notices.

         (a) Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

         (b) If the Company (i) pays any dividend, or makes any distribution, or repurchases or redeems any of its Common Stock, or (ii) offers any subscription rights pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights, then at least 15 days prior to the record date for such action, the Company will send written notice (by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company) of the dates on which (A) the Company will close its books or take a record for such action, (B) such action will occur and (C) the holders of Common Stock of record will participate in such action.

         (c) If the Company (i) enters into any reorganization, merger, consolidation, sale or transfer or any reclassification of its capital stock, or
(ii) is the subject of a voluntary or involuntary dissolution, liquidation or winding up of the Company, then at least 15 days prior to such action, the Company will send written notice (by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company) of the dates on which (A) the Company will close its books or take a record for such action, (B) such action will occur and (C) the holders of capital stock of record may exchange their capital stock for securities or other property deliverable upon such action.

         5. Fractional Shares. This Warrant may not be exercised for fractional shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of a Share then in effect.

         6. Representations and Warranties.

         (a) The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

         (b) The Holder of this Warrant represents and warrants that this Warrant and Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

         7. Transfer. Neither this Warrant nor any of the Shares (when issued) may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements thereunder and in compliance with applicable state securities laws. The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form):

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER.

         8. Rights of Shareholders. Except as otherwise expressly provided herein, no holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, or to have any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         9. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (d) upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), if delivered by facsimile or electronic transmission, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the register maintained by the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as may be designated in writing to the other party.

         10. Warrant Register. The Company will maintain a register (the "Warrant Register") containing the name and address of the Holder and its transferees and assigns. The Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. To effect a transfer permitted by Section 7 hereof, the Holder must present (either in person, or by duly authorized attorney) written notice substantially in the form of Exhibit B attached hereto. To prevent a transfer in violation of Section 7, the Company may issue appropriate stop orders to its transfer agent.

         11. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of any certificates for Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding this Warrant or receiving the Shares under this Warrant.

         12. Replacement of Warrant; Transfer.

         (a) If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it. Holder shall also comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of this Warrant.

         (b) This Warrant and any of the Shares (when issued) are freely transferable subject to the requirements of Section 7 hereof.

         13. Reservation of Shares. The Company will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of the Warrants, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to Section 3 hereof) which may then be deliverable upon the exercise of this Warrant and all other outstanding warrants issued and sold pursuant to the Purchase Agreement.

         14. Rights of Holder. If the Company offers to repurchase or redeem, which offer is made generally available to the holders of the Common Stock of the Company, the Company will offer to include the Holder in such repurchase or redemption, as if the Holder had exercised this Warrant immediately prior to such event (or any record date with respect thereto). If the Holder elects to participate in a repurchase or redemption, this Warrant shall be modified (as of the date of such event) so that the Holder shall be entitled to receive, upon exercise, the number of shares of Common Stock issuable hereunder less the number of shares of Common Stock redeemed or repurchased.

         15. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

         16. Governing Law. This Warrant and all actions arising out of or in connection with this agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

Issued this 7th day of March 2005.             SPECIALIZED HEALTH PRODUCTS
                                               INTERNATIONAL, INC.

                                               By:_____________________________
                                                 Name:  Jeffrey M. Soinski
                                                 Title: President & CEO

Attachments
Exhibit A - Notice of Exercise
Exhibit B - Assignment

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:      Specialized Health Products International, Inc.

         Attention:  Chief Executive Officer

1. The undersigned hereby elects to purchase shares of the Common Stock of Specialized Health Products, Inc. (the "Company") pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

                  ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.
                  ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of
                              Section 1(d) of the Warrant.
3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                    (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

                                   ____________________________________________
                                   (Signature)
                                     Title:
_____________________
(Date)

                                    EXHIBIT B

                                   ASSIGNMENT


         For value received, the undersigned hereby sells, assigns and transfers unto:

         _______________________________
         (Name)

         _______________________________
         (Address)

         the attached Warrant, together with all right, title and interest therein to purchase [__] shares of the Common Stock, and does hereby irrevocably appoint _______________________ as attorney-in-fact to transfer said Warrant on the books of _______________________, with full power of substitution in the premises.

         Done this ______ day of ____________ 20____.


                                                  ______________________________
                                                           (Signature)

                                                  ______________________________
                                                         (Name and title)

                                                  ______________________________

                                                  ______________________________
                                                           (Address)

                                                                       EXHIBIT C

                                 AMENDMENT NO. 2
                                       TO
                           INVESTORS' RIGHTS AGREEMENT

         This Amendment No. 2 to Investors' Rights Agreement ("Amendment"), is entered into as of March 7, 2005 (the "Effective Date") by and among Specialized Health Products International, Inc., a Delaware corporation (the "Company"), and the persons identified on the signature page hereto (the "Initiating Holders").

         WHEREAS, the Company, the Initiating Holders and certain other parties entered into that certain Investors' Rights Agreement as of October 5, 2001 and as subsequently amended by Amendment No. 1 to Investors' Rights Agreement (the "Investors' Rights Agreement"); and

         WHEREAS, the Company and the Initiating Holders desire to amend the Investors' Rights Agreement as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby as follows:

                  1. Sections 1.1(j) shall be amended and restated in its entirety to read as follows:

         (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) shares of Common Stock issued or issuable upon exercise of those certain Warrants issued by the Company to Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. (collectively, the "Galen Funds") dated March 22, 2004, (iii) the shares of Common Stock issued or issuable upon conversion of the convertible promissory notes which may be issued to the Galen Funds pursuant to the terms of that certain Purchase Agreement, dated as of March 22, 2004, by and among the Company and the Galen Funds, (iv) shares of Common Stock issued or issuable upon exercise of those certain Warrants issued by the Company to the Galen Funds pursuant to the terms of that certain Purchase Agreement, dated March 7, 2005, (v) the shares of Common Stock issued or issuable upon conversion of the convertible promissory notes which may be issued to the Galen Funds pursuant to the terms of that certain Purchase Agreement, dated as of March 7, 2005, by and among the Company and the Galen Funds, and (vi) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clauses (i)-(v) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  2. Except as amended hereby, the Investors' Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect.

                  3. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  4. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument which may be sufficiently evidenced by one counterpart.



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         IN WITNESS WHEREOF, the foregoing instrument has been duly executed by the undersigned as of the date and year first above written.

                               COMPANY:

                               SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

                               By: ______________________________________
                               Name: Jeffrey Soinski
                               Title:  President & CEO


                               INITIATING HOLDERS:

                               GALEN PARTNERS III, L.P.
                               By:  Claudius, L.L.C., its General Partner


                               By: ____________________________
                                   Name:
                                   Title:

                               GALEN PARTNERS INTERNATIONAL III, L.P.
                               By:  Claudius, L.L.C., its General Partner


                               By: ____________________________
                                   Name:
                                   Title:

                               GALEN EMPLOYEE FUND III, L.P.
                               By: Wesson Enterprises, Inc., its General Partner


                               By: ____________________________
                                   Name:
                                   Title:

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